UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2011
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American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2011, American Apparel, Inc. (the “Company”) and Thomas M. Casey, Acting President of the Company, entered into a Separation Agreement and Mutual Release of Claims (the “Separation Agreement”) pursuant to which Mr. Casey resigned from his position at the Company effective November 18, 2011 (the “Separation Date”).

In addition, the Separation Agreement provides, among other things, that Mr. Casey will receive from the Company (i) any unpaid base salary accrued up to and including the Separation Date, (ii) any unreimbursed business expenses up to and including the Separation Date to which he is entitled to reimbursement under the Employment Agreement, dated as of October 1, 2010, by and between Mr. Casey and the Company (the “Employment Agreement”), (iii) continued payment of Mr. Casey’s annual base salary at the rate of $400,000 per annum, payable in equal installments over the course of the twelve-month period immediately following the Separation Date in accordance with the Company’s usual payment practices, and (iv) continued participation in the Company’s medical, dental and insurance plans and arrangements, on the same terms and conditions as are in effect immediately prior to the Separation Date, for up to twelve months following the Separation Date.  In addition, all equity awards previously granted to Mr. Casey by the Company shall be exercisable as provided in the applicable award agreement for a termination without Cause (as defined in the Employment Agreement).  The Separation Agreement also contains undertakings by Mr. Casey relating to the protection of the Company’s confidential information, as well as mutual releases and other standard provisions. The above description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

10.1	Separation Agreement and Mutual Release of Claims, dated November 18, 2011 by and between Thomas M. Casey and American Apparel, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: November 18, 2011	By:	/s/ Glenn A. Weinman
		Name:	Glenn A. Weinman
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                      Description

10.1	Separation Agreement and Mutual Release of Claims, dated November 18, 2011 by and between Thomas M. Casey and American Apparel, Inc.